EXHIBIT 99.1     Pro forma financial information

                 Section A - Pro forma financial statements of HFS Incorporated including the acquisition of Resort Condominiums International, Inc.

                 Section B - Pro forma financial statements of HFS Incorporated excluding the acquisition of Resort Condominiums International, Inc.

                                  SECTION A
                      HFS INCORPORATED AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF HFS
                          FOR THE ACQUISITION OF RCI

   The pro forma consolidated balance sheet as of September 30, 1996 is presented as if the acquisition of Resort Condominiums International, Inc. and its affiliates ("RCI") and the issuance of HFS common stock as partial consideration for RCI had occurred on September 30, 1996. The pro forma consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 and 1996 are presented as if the acquisition of RCI had occurred on January 1, 1995.

   The pro forma financial statements consolidate the effects of the above transaction with the pro forma financial results of HFS prior to the effect of such transaction. The pro forma financial results of HFS include all of HFS' acquisitions prior to the RCI acquisition.

   The aforementioned acquisition has been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values, which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the above acquisition will differ materially from the preliminary allocation.

   The pro forma consolidated financial statements do not purport to present the financial position or results of operations of HFS had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma consolidated statements of operations do not reflect cost savings and revenue enhancements that management believes may be realized following the acquisition. These cost savings are expected to be realized primarily through the restructuring of operations as well as revenue enhancements expected to be realized through leveraging of HFS's preferred alliance programs. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that actually will be realized.

   The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of HFS included in its 1995 Annual Report on Form 10-K and the financial statements and related notes of the acquired companies previously filed in Current Reports on Form 8-K pursuant to Regulation S-X Rule 3-05, "Financial Statements of Businesses Acquired or to be Acquired."

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                         PRO FORMA     HISTORICAL      PRO FORMA      PRO FORMA
                                          HFS (1)         RCI       ADJUSTMENTS (A)    HFS (2)
                                       ------------  ------------  ---------------  ------------
ASSETS
 Current assets
  Cash and cash equivalents...........   $   60,452     $ 89,070       $ (48,771)     $  100,751
  Marketable securities...............           --      184,599        (184,599)             --
  Relocation receivables..............      136,052           --              --         136,052
  Other accounts and notes
   receivable, net....................      114,975       33,107              --         148,082
  Other current assets................       60,962       22,836          29,000         112,798
                                       ------------  ------------  ---------------  ------------
TOTAL CURRENT ASSETS..................      372,441      329,612        (204,370)        497,683
                                       ------------  ------------  ---------------  ------------
 Property and equipment--net..........      198,233       87,785         (32,125)        253,893
 Franchise agreements--net............    1,027,711           --              --       1,027,711
 Excess of cost over fair value of
  net assets acquired-net.............      906,540           --         443,845       1,350,385
 Intangible assets....................      826,569           --         100,000         926,569
 Investment in car rental operating
  company--net........................       75,000           --              --          75,000
 Deferred income taxes--net...........        5,200           --              --           5,200
 Other assets.........................      130,083       40,936         (31,630)        139,389
                                       ------------  ------------  ---------------  ------------
TOTAL ASSETS..........................   $3,541,777     $458,333       $ 275,720      $4,275,830
                                       ============  ============  ===============  ============


------------
(1) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger (see Section C).
(2)    Pro forma for all material transactions excluding the PHH Merger.
Note: Certain reclassifications have been made to the historical HFS and RCI consolidated balance sheets to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                              PRO FORMA     HISTORICAL      PRO FORMA      PRO FORMA
                                               HFS (1)         RCI       ADJUSTMENTS (A)    HFS (2)
                                            ------------  ------------  ---------------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
  Accounts payable and other accrued
   liabilities ............................   $  362,311     $ 76,328       $     --      $  438,639
  Deferred revenue.........................       24,655      119,218             --         143,873
  Income taxes payable.....................       81,633           --             --          81,633
  Accrued acquisition obligations..........       58,287           --         10,557          68,844
  Current portion of long-term debt .......      130,837           --             --         130,837
                                            ------------  ------------  ---------------  -----------
TOTAL CURRENT LIABILITIES..................      657,723      195,546         10,557         863,826
                                            ------------  ------------  ---------------  -----------
 Long-term debt............................      541,563        3,536        285,000         830,099
 Deferred revenue..........................        7,299      185,703             --         193,002
 Other non-current liabilities.............       23,960        1,711         20,000          45,671
 Deferred income taxes.....................       85,400           --        (43,000)         42,400
STOCKHOLDERS' EQUITY
 Common stock--issued and outstanding; HFS
  Historical, 123,720 and Pro Forma,
  129,289..................................        1,283           --             10           1,293
 Additional paid-in capital ...............    2,026,338        6,392         60,573       2,093,303
 Retained earnings ........................      206,236       34,864        (34,864)        206,236
 Treasury stock ...........................       (8,025)          --          8,025              --
 Net unrealized gain on available for sale
  securities...............................           --       20,784        (20,784)             --
 Foreign currency equity adjustment  ......           --        9,797         (9,797)             --
                                            ------------  ------------  ---------------  -----------
TOTAL STOCKHOLDERS' EQUITY.................    2,225,832       71,837          3,163       2,300,832
                                            ------------  ------------  ---------------  -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY....................................   $3,541,777     $458,333       $275,720      $4,275,830
                                            ============  ============  ===============  ===========

------------
(1) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger (see Section C).
(2)    Pro forma for all material transactions excluding the PHH Merger.
Note: Certain reclassifications have been made to the historical HFS and RCI consolidated balance sheets to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                           PRO FORMA    HISTORICAL     PRO FORMA     PRO FORMA
                                            HFS (1)        RCI        ADJUSTMENTS     HFS (2)
                                         -----------  ------------  -------------  ------------
NET REVENUES
 Service fees...........................   $783,070      $278,132            --      $1,061,202
 Other .................................     89,232        17,051       (17,051)(B)      89,232
 Equity in earnings of car rental
  operating company ....................     (5,272)           --            --          (5,272)
                                         -----------  ------------  -------------  ------------
  Net revenues .........................    867,030       295,183       (17,051)      1,145,162
                                         -----------  ------------  -------------  ------------
EXPENSES
 Marketing and reservation .............    143,965       130,366            --         274,331
 Selling, general and administrative
  (H)...................................    304,477        91,757            --         396,234
 Depreciation and amortization .........    101,531        14,193        15,043 (C)     130,767
 Interest ..............................     34,776           536        17,419 (D)      52,731
 Other .................................     18,003         1,976        (1,200)(E)      18,779
                                         -----------  ------------  -------------  ------------
  Total expenses .......................    602,752       238,828        31,262         872,842
                                         -----------  ------------  -------------  ------------
Income before income taxes .............    264,278        56,355       (48,313)        272,320
Provision for income taxes .............    109,076         4,464        (1,145)(F)     112,395
                                         -----------  ------------  -------------  ------------
Net income .............................   $155,202      $ 51,891      $(47,168)     $  159,925
                                         ===========  ============  =============  ============
PER SHARE INFORMATION (PRIMARY)
 Net income (H) ........................   $   1.13                                  $     1.15
                                         ===========                               ============
 Weighted average common and common
  equivalent shares outstanding.........    141,498                       1,000 (G)     142,498
                                         ===========                =============  ============
PER SHARE INFORMATION (FULLY DILUTED)
 Net income (H).........................   $   1.11                                  $     1.14
                                         ===========                               ============
 Weighted average common and common
  equivalent shares outstanding ........    143,335                       1,000 (G)     144,335
                                         ===========                =============  ============

------------
(1) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger (see Section C).
(2)     Pro forma for all material transactions excluding the PHH Merger.
Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                            PRO FORMA    HISTORICAL     PRO FORMA     PRO FORMA
                                             HFS (1)        RCI        ADJUSTMENTS     HFS (2)
                                          -----------  ------------  -------------  -----------
NET REVENUES
 Service fees............................   $577,165      $209,242            --      $786,407
 Other ..................................     62,535        13,385       (13,385)(B)    62,535
 Equity in loss of car rental operating
  company ...............................     (5,096)           --            --        (5,096)
                                          -----------  ------------  -------------  -----------
  Net revenues ..........................    634,604       222,627       (13,385)      843,846
                                          -----------  ------------  -------------  -----------
EXPENSES
 Marketing and reservation ..............    110,842        92,004            --       202,846
 Selling, general and administrative
 (H).....................................    226,802        62,530            --       289,332
 Depreciation and amortization ..........     76,045        12,698         9,229 (C)    97,972
 Interest ...............................     26,649           402        13,064 (D)    40,115
 Other ..................................     16,061         6,570          (303)(E)    22,328
                                          -----------  ------------  -------------  -----------
  Total expenses ........................    456,399       174,204        21,990       652,593
                                          -----------  ------------  -------------  -----------
Income before income taxes ..............    178,205        48,423       (35,375)      191,253
Provision for income taxes ..............     73,549         1,940         3,446 (F)    78,935
                                          -----------  ------------  -------------  -----------
Net income (loss)........................   $104,656      $ 46,483      $(38,821)     $112,318
                                          ===========  ============  =============  ===========
PER SHARE INFORMATION (PRIMARY)
 Net income (H) .........................   $    .78                                  $    .83
                                          ===========                               ===========
 Weighted average common and common
  equivalent shares outstanding .........    138,315                       1,000 (G)   139,315
                                          ===========                =============  ===========
PER SHARE INFORMATION (FULLY DILUTED)
 Net income (H)..........................   $    .77                                  $    .82
                                          ===========                               ===========
 Weighted average common and common
  equivalent shares outstanding .........    140,807                       1,000 (G)   141,807
                                          ===========                =============  ===========

------------
(1) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger (see Section C).
(2)     Pro forma for all material transactions excluding the PHH Merger.

Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                        PRO FORMA    HISTORICAL     PRO FORMA     PRO FORMA
                                         HFS (1)        RCI        ADJUSTMENTS     HFS (2)
                                      -----------  ------------  -------------  -----------
NET REVENUES
 Service fees .......................   $652,968      $236,505            --      $889,473
 Other ..............................     81,451        14,841       (14,841)(B)    81,451
 Equity in loss of car rental
  operating company .................      2,459            --            --         2,459
                                      -----------  ------------  -------------  -----------
  Net revenues ......................    736,878       251,346       (14,841)      973,383
                                      -----------  ------------  -------------  -----------
EXPENSES
 Marketing and reservation...........    130,728       107,290            --       238,018
 Selling, general and
  administrative (H).................    214,298        75,524            --       289,822
 Depreciation and amortization  .....     77,776        13,352         8,575 (C)    99,703
 Interest ...........................     23,464           345        13,121 (D)    36,930
 Other ..............................     12,264         5,440          (345)(E)    17,359
                                      -----------  ------------  -------------  -----------
  Total expenses ....................    458,530       201,951        21,351       681,832
                                      -----------  ------------  -------------  -----------
Income before income taxes ..........    278,348        49,395       (36,192)      291,551
Provision for income taxes ..........    114,882         2,370         3,079 (F)   120,331
                                      -----------  ------------  -------------  -----------
Net income ..........................   $163,466      $ 47,025      $(39,271)     $171,220
                                      ===========  ============  =============  ===========
PER SHARE INFORMATION (PRIMARY)
 Net income (H) .....................   $   1.14                                  $   1.18
                                      ===========                               ===========
 Weighted average common and common
  equivalent shares outstanding  ....    146,470                       1,000 (G)   147,470
                                      ===========                =============  ===========
PER SHARE INFORMATION (FULLY
 DILUTED)
 Net income (H)......................   $   1.13                                  $   1.18
                                      ===========                               ===========
 Weighted average common and  common
 equivalent shares  outstanding  ....    147,194                       1,000 (G)   148,194
                                      ===========                =============  ===========

------------
(1) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger (see Section C).
(2)     Pro forma for all material transactions excluding the PHH Merger.
Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                           STATEMENTS OF OPERATIONS

A. ACQUISITION OF RCI:

   The purchase price for RCI has been allocated to assets acquired and liabilities assumed at their estimated fair values. Pro forma adjustments consist of the elimination of certain acquired assets and assumed liabilities, net of the fair value ascribed to such assets and liabilities.

HFS acquired RCI for the following consideration (000's):

 Cash consideration paid by HFS (i) ................................   $ 285,000
 Issuance of approximately one million shares of HFS common stock  .      75,000
                                                                     -----------
 HFS investment in RCI .............................................                $360,000
 Existing cash and securities retained by RCI shareholders (ii)  ...     265,000
                                                                     -----------
 Total consideration received by RCI shareholder ...................     625,000
                                                                     ===========
Fair value of net assets acquired:
 Historical book value of RCI ......................................      71,837
 Elimination of cash and securities retained by RCI shareholder
  (ii) .............................................................    (265,000)
 Fair value adjustment to assets acquired and liabilities assumed:
  Deferred income taxes--current (iv) ..............................      29,000
  Property and equipment (iii) .....................................     (32,125)
  Deferred income taxes--non-current (iv) ..........................      43,000
  Customer lists ...................................................     100,000
  Accrued acquisition obligations: (v)
   --current........................................................     (10,557)
   --non-current....................................................     (20,000)
                                                                     -----------
Fair value of net liabilities assumed ..............................                 (83,845)
                                                                                  ----------
Excess of cost over fair value on net assets acquired  .............                $443,845
                                                                                  ==========

------------
(i) Cash consideration paid by HFS was financed with borrowings under HFS's Revolving Credit Facilities.
(ii) Prior to the closing of the RCI acquisition, the former shareholder of RCI retained, in the form of a dividend, cash and securities from the RCI business comprised of $48.8 million in cash, $184.6 million in short-term securities and $31.6 million in long-term securities.
(iii) Primarily comprised of write-off of $24.1 million of capitalized costs associated with an information technology project terminated as of the acquisition date and an $8 million write-down of building and building improvements based upon fair market appraisals.
(iv) The pro forma adjustment to deferred income taxes reflects deferred tax assets that will be recognized upon termination of RCI's Subchapter S Corporation status for the temporary differences between fair value of unearned income liabilities assumed and their respective income tax bases. Prior to the acquisition, RCI was a Subchapter S Corporation for tax purposes, therefore it had not recorded any tax liabilities.
(v) HFS has recorded liabilities for charges to be incurred in connection with the restructuring of RCI operations. At the date of acquisition, November 12, 1996, HFS had formulated a preliminary plan that would result in the consolidation of facilities, involuntary termination and relocation of employees, and elimination of duplicative operating and overhead activities. The plan is in the early stages and is expected to be substantially complete in late 1997. The accrued acquisition liability recorded as part of the purchase price allocation consists of $9.9 million of personnel related costs, $6.9 million of facility related costs, $6.2 million of transaction costs and $7.5 million of other costs. In connection with the restructuring, HFS expects the reduction of approximately 250 employees.
(vi) Excess of cost over fair value of net assets acquired for pro forma balance sheet purposes is derived from the net book value of RCI at September 30, 1996. This differs from the excess of cost over fair value of net assets acquired determined at date of acquisition which is derived from the net book

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

         A. ACQUISITION OF RCI:  (Continued)

        value at such date. The excess of cost over fair value of net assets acquired at date of acquisition of $477.7 million is used as the basis for adjustments in the pro forma statements of income (see Note
        C) for the year ended December 31, 1995 and nine month periods ended September 30, 1995 and 1996, respectively.

                                                                    STOCKHOLDERS' EQUITY
                                                      ----------------------------------------------
                                                        ISSUANCE OF   ELIMINATION OF   ADJUSTMENT TO
                                                          COMPANY     STOCKHOLDERS'    STOCKHOLDERS'
                                                        COMMON STK.       EQUITY          EQUITY
                                                      -------------  --------------  ---------------
Common stock.........................................     $    10        $     --        $     10
Additional paid-in capital...........................      66,965          (6,392)         60,573
Retained earnings....................................          --         (34,864)        (34,864)
Treasury stock.......................................       8,025              --           8,025
Net unrealized gain on available for sale
 securities..........................................          --         (20,784)        (20,784)
Foreign currency equity adjustment...................          --          (9,797)         (9,797)
                                                      -------------  --------------  ---------------
                                                          $75,000        $(71,837)       $  3,163
                                                      =============  ==============  ===============

   The pro forma adjustments include the elimination of RCI stockholders' equity and the issuance of approximately one million shares of HFS's common stock as partial consideration for RCI.

B. OTHER REVENUE:

   The pro forma adjustment reflects the elimination of revenue associated with investment income generated from RCI cash and marketable securities which were issued in the form of a dividend to the former shareholder prior to consummation of the RCI acquisition.

C. DEPRECIATION AND AMORTIZATION:

   The pro forma adjustment for depreciation and amortization is comprised of ($000's):

                                               FOR
                                          FOR THE YEAR            THE NINE MONTHS ENDED
                                              ENDED       -------------------------------------
                                       DECEMBER 31, 1995  SEPTEMBER 30, 1995   SEPTEMBER 30,1996
                                       -----------------  ------------------   ----------------
Elimination of historical expense ....      $(14,193)           $(12,698)          $(13,352)
Property, equipment and furniture and
 fixtures.............................         7,294               5,471              5,471
Information data base.................            --                  --                 --
Intangible assets.....................        21,942              16,456             16,456
                                       -----------------  ------------------  -----------------
 Total................................      $ 15,043            $  9,229           $  8,575
                                       =================  ==================  =================

   The fair value of RCI's property and equipment is estimated at approximately $55.7 million and is amortized on a straight line basis over the estimated useful lives, ranging from seven to thirty years.

   RCI's intangible assets consist of customer lists and excess of cost over fair value of net assets acquired. The estimated fair value of RCI's customer lists are approximately $100 million and are amortized on a straight-line basis over the period to be benefited which is ten years. The fair value ascribed to customer lists is determined based on the historical renewal rates of RCI members. The fair value of excess of cost over fair value of net assets acquired is estimated at approximately $477.7 million and is determined to have a benefit period of forty years, which is based on RCI being a leading provider of services to the timeshare industry, which includes being the world's largest provider of timeshare exchange programs.

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

D. INTEREST EXPENSE:

   The pro forma adjustment for interest expense is comprised of (000's):

                                                                  FOR THE NINE MONTHS
                                              FOR THE YEAR ENDED         ENDED
                                                 DECEMBER 31,        SEPTEMBER 30,
                                                     1995           1995       1996
                                             ------------------  ---------  --------
Elimination of historical interest expense         $  (536)        $  (402)  $  (345)
Pro forma adjustment .......................        17,955          13,466    13,466
                                             ------------------  ---------  --------
 Total .....................................       $17,419         $13,064   $13,121
                                             ==================  =========  ========

   The pro forma adjustment reflects the recording of interest expense on $285 million of borrowings under HFS's revolving credit facilities at an interest rate of 6.3% which is the variable rate in effect on the date of borrowing. Borrowings represent the amount used as partial consideration in the RCI acquisition.

   Interest expense was incurred on borrowings under the Company's revolving credit facility, which partially funded the acquisition of RCI. The Company recorded interest expense using the variable interest rate in effect on the respective borrowing dates. The effect on pro forma net income assuming a 1/8% variance in the variable interest rate used to calculate interest expense is as follows ($000's):

Year Ended December 31, 1995..........   $209
Nine Months Ended September 30, 1995..    157
Nine Months Ended September 30, 1996..    157

------------
        The pro forma net income effects of a 1/8% variance in the interest rate has no impact on earnings per share for all periods presented.

E. OTHER EXPENSES:

   The pro forma adjustment eliminates charitable contributions made by the former stockholder of RCI which would not have been incurred by the Company. Such expenses are summarized as follows ($000's):

Year Ended December 31, 1995..........  $1,200
Nine Months Ended September 30, 1995..     303
Nine Months Ended September 30, 1996..     345

F. INCOME TAXES:

   The pro forma adjustment to income taxes is comprised of ($000's):

                                                 FOR THE YEAR ENDED  FOR THE NINE MONTHS ENDED
                                                    DECEMBER 31,           SEPTEMBER 30,
                                                        1995            1995          1996
                                                ------------------  -----------  ------------
Reversal of historical (provision) benefit of:
 Pro forma HFS excluding RCI...................      $(109,076)       $(73,549)    $(114,882)
 Historical RCI: ..............................         (4,464)         (1,940)       (2,370)
Pro forma provision............................        112,395          78,935       120,331
                                                ------------------  -----------  ------------
  Total........................................      $  (1,145)       $  3,446     $   3,079
                                                ==================  ===========  ============

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

F. INCOME TAXES:  (Continued)

   The pro forma effective tax rates are approximately 1% higher than HFS's historical effective tax rates due to non-deductible excess of cost over fair value of net assets required to be recorded in connection with the acquisition of RCI. The pro forma provisions for taxes were computed using pro forma pre-tax amounts and the provisions of Statement of Financial Accounting Standards No. 109.

G. WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING:

   The pro forma adjustment to weighted average shares reflects the effect of the issuance of shares at a price per share of $75.00 to partially fund the November 12, 1996 acquisition of RCI.

   The unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisition took place at the beginning of the periods presented; thus, the stock issuance referred to above is considered outstanding as of the beginning of the period for purposes of per share calculations.

H. ESTIMATED SELLING GENERAL AND ADMINISTRATIVE COST SAVINGS:

   In connection with its acquisition of RCI, HFS developed a related business plan to restructure the acquired company which will result in future cost savings subsequent to the acquisition. HFS' restructuring plan was developed prior to the consummation of the acquisition and was implemented concurrent with the consummation of the acquisition. The restructuring plan included the involuntary termination and relocation of employees, the consolidation and closing of facilities and the elimination of duplicative operating and overhead activities. Pursuant to HFS' specific restructuring plan, certain selling, general and administrative expenses may not be incurred subsequent to the acquisition that existed prior to consummation. In addition, there are incremental costs in the conduct of activities of the acquired company prior to the acquisition that may not be incurred subsequent to consummation and have no future economic benefit to HFS. The estimated cost savings that HFS believes would have been attained had its acquisition occurred on January 1, 1995 and the related impact of such cost savings on pro forma net income and net income per share are not reflected in the pro forma consolidated statements of income, but are presented below ($000's):

 FOR THE YEAR ENDED DECEMBER 31, 1995:
                                    PRIOR
                        RCI      ACQUISITIONS     TOTAL
                     --------  --------------  ---------
Payroll and related.   $1,198      $37,619       $38,817
Professional........    1,000        6,220         7,220
Occupancy...........       --        7,740         7,740
Other...............    2,900        5,140         8,040
                     --------  --------------  ---------
 Total..............   $5,098      $56,719       $61,817
                     ========  ==============  =========

 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995:

                                     PRIOR
                         RCI      ACQUISITIONS     TOTAL
                      --------  --------------  ---------
Payroll and related..   $  914      $28,097       $29,011
Professional ........      750        5,399         6,149
Occupancy ...........       --        6,322         6,322
Other ...............    1,275        4,641         5,916
 Total ..............   $2,939      $44,459       $47,398
                      ========  ==============  =========

                                  SECTION A

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

H. ESTIMATED SELLING GENERAL AND ADMINISTRATIVE COST SAVINGS:  (Continued)

 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996:
                                     PRIOR
                         RCI      ACQUISITIONS    TOTAL
                      --------  --------------  --------
Payroll and related     $  880      $ 8,134      $ 9,014
Professional ........      750        1,764        2,514
Occupancy ...........       --          710          710
Other ...............    1,333          626        1,959
                      --------  --------------  --------
 Total ..............   $2,963      $11,234      $14,197
                      ========  ==============  ========


   The impact on pro forma net income and net income per share of the estimated SG&A cost savings are as follows:

                                                             FOR THE NINE-MONTHS
                                        FOR THE YEAR ENDED          ENDED
                                           DECEMBER 31,         SEPTEMBER 30,
                                       ------------------  ----------------------
                                               1995            1995        1996
                                       ------------------  ----------  ----------
Income before taxes, as reported  ....       $272,320        $191,253    $291,551
SG&A adjustments .....................         61,817          47,398      14,197
Income before taxes, as adjusted  ....        334,137         238,651     305,748
Income taxes .........................        137,908          98,497     126,190
                                       ------------------  ----------  ----------
Net income, as adjusted ..............       $196,229        $140,154    $179,558
                                       ==================  ==========  ==========
Net income per share (primary):
 As adjusted .........................       $   1.41        $   1.03    $   1.24
                                       ==================  ==========  ==========
 As reported .........................       $   1.15        $    .83    $   1.18
                                       ==================  ==========  ==========
Net income per share (fully diluted):
 As adjusted .........................       $   1.39        $   1.01    $   1.23
                                       ==================  ==========  ==========
 As reported .........................       $   1.14        $    .82    $   1.18
                                       ==================  ==========  ==========

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF HFS
                        EXCLUDING THE RCI ACQUISITION

   The pro forma consolidated balance sheet as of September 30, 1996 is presented as if the acquisition of Avis, Inc. ("Avis") and the November 1996 issuance of HFS common stock (the "Avis Offering") as partial consideration for Avis had occurred on September 30, 1996. HFS currently intends to undertake an initial public offering of a majority interest in the corporation which owns all company-owned Avis car rental locations (the "Car Rental Operating Company") in 1997, the proceeds of which will be used to pay down indebtedness of the Car Rental Operating Company and to enter into franchise, information technology and other agreements to provide services to the Car Rental Operating Company based on terms to be determined. Accordingly, the pro forma financial statements reflect the acquired net assets and results of operations of the Avis rental car operating subsidiary intended to be sold as "Investment in car rental operating company -net" and "Equity in earnings in car rental operating company", respectively.

   The pro forma consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 and 1996 are presented as if the acquisition of Avis and the following transactions had occurred on January 1, 1995: (i) the May 31, 1996 acquisition of the common stock of Coldwell Banker Corporation ("Coldwell Banker") and the related contribution of Coldwell Banker's owned real estate brokerage offices (the "Owned Brokerage Business") to a newly created independent trust (the "Trust") (the "Coldwell Banker Transaction"); (ii) the receipt of proceeds from an offering of HFS' common stock (the "Second Quarter 1996 Offering") to the extent necessary to fund (a) the acquisition of Coldwell Banker and the related repayment of indebtedness and acquisition expenses and (b) the cash consideration portion in the Avis acquisition; (iii) the acquisitions of the six non-owned Century 21 regions ("Century 21 NORS") during the second quarter of 1996, the Travelodge franchise system ("Travelodge") on January 23, 1996 and the Electronic Realty Associates franchise system ("ERA") on February 12, 1996 (collectively, the "Other 1996 Acquisitions"); and (iv) the February 22, 1996 issuance of $240 million of 4 3/4% convertible senior notes due 2003 to the extent such proceeds were used to finance the Other 1996 Acquisitions. The pro forma consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 are also presented as if the August 1, 1995 acquisition of Century 21 and the acquisition by merger (the "CCI Merger") in May 1995 of Central Credit Inc. ("CCI") had occurred on January 1, 1995.

   All of the aforementioned acquisitions have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values which are subject to further refinement, including appraisals and other analyses, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the above acquisitions will differ materially from the preliminary allocations. HFS has entered into certain immaterial transactions which are not reflected in the pro forma consolidated statements of operations.

   The pro forma consolidated financial statements do not purport to present the financial position or results of operations of HFS had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma consolidated statements of operations do not reflect cost savings and revenue enhancements that management believes may be realized following the acquisitions. These cost savings are expected to be realized primarily through the restructuring of operations as well as revenue enhancements expected to be realized through leveraging of HFS's preferred alliance programs. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that actually will be realized.

   The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Consolidated Balance Sheet and Statements of Operations and should be read in conjunction therewith and with the consolidated financial statements and related notes thereto of HFS included in its 1995 Annual Report on Form 10-K and the financial statements and related notes of the acquired companies previously filed in Current Reports on Form 8-K pursuant to Regulation S-X Rule 3-05, "Financial Statements of Businesses Acquired or to be Acquired."

                                  SECTION B

                   HFS INCORPORATED AND SUBSIDIARIES              PAGE 1 OF 2
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                        HISTORICAL
                                              -----------------------------
                                                                  AVIS,          PRO FORMA
                                                   HFS       AS ADJUSTED (1)  ADJUSTMENTS (A)  PRO FORMA (2)
                                              ------------  ---------------  ---------------  -------------
ASSETS
 Current assets
  Cash and cash equivalents..................   $  471,194      $     --         $(410,742)     $   60,452
  Marketable securities......................           --            --                --              --
  Relocation receivables.....................      136,052            --                --         136,052
  Other accounts and notes receivable, net ..      113,175         1,800                --         114,975
  Other current assets.......................       59,081         1,881                --          60,962
                                              ------------  ---------------  ---------------  -------------
TOTAL CURRENT ASSETS.........................      779,502         3,681          (410,742)        372,441
                                              ------------  ---------------  ---------------  -------------
 Property and equipment--net.................      106,233        33,828            58,172         198,233
 Franchise agreements--net...................    1,027,711            --                --       1,027,711
 Excess of cost over fair value of net
  assets acquired-net........................      906,540            --                --         906,540
 Intangible assets...........................           --       499,143           327,426         826,569
 Investment in car rental operating
  company--net...............................           --        72,616             2,384          75,000
 Deferred income taxes--net..................           --            --             5,200           5,200
 Other assets................................       80,064        59,633            (9,614)        130,083
                                              ------------  ---------------  ---------------  -------------
TOTAL ASSETS.................................   $2,900,050      $668,901         $ (27,174)     $3,541,777
                                              ============  ===============  ===============  =============


------------
(1) The consolidated historical balance sheet of Avis Inc., as adjusted is as of August 31, 1996. See Consolidated Historical Balance Sheet of Avis, Inc., as adjusted, as of August 31, 1996.
(2) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger.
Note: Certain reclassifications have been made to the historical HFS and Avis consolidated balance sheets to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                   HFS INCORPORATED AND SUBSIDIARIES              PAGE 2 OF 2
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                     HISTORICAL
                                           -----------------------------
                                                               AVIS,          PRO FORMA
                                                HFS       AS ADJUSTED (1)  ADJUSTMENTS (A)  PRO FORMA (2)
                                           ------------  ---------------  ---------------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
  Accounts payable and other accrued
   liabilities............................   $  160,357      $ 201,954        $      --      $  362,311
  Deferred revenue........................       24,655             --               --          24,655
  Income taxes payable....................       81,633            182             (182)         81,633
  Accrued acquisition obligations ........       40,287             --           18,000          58,287
  Current portion of long-term debt ......       29,907             --          100,930         130,837
                                           ------------  ---------------  ---------------  -------------
TOTAL CURRENT LIABILITIES.................      336,839        202,136          118,748         657,723
                                           ------------  ---------------  ---------------  -------------
 Long-term debt...........................      541,563             --               --         541,563
 Deferred revenue.........................        7,299             --               --           7,299
 Other non-current liabilities............       23,960             --               --          23,960
 Deferred income taxes....................       85,400             --               --          85,400
 Preferred stock--Avis, Inc...............           --         72,416          (72,416)             --
 Redeemable portion of common
  stock--ESOP.............................           --        295,465         (295,465)             --
 Unearned compensation--ESOP..............           --       (257,751)         257,751              --
STOCKHOLDERS' EQUITY
 Participating convertible preferred
  stock...................................           --        132,000         (132,000)            ---
 Common stock--issued and outstanding;
  HFS Historical, 123,720 and Pro Forma,
  129,289.................................        1,237            290             (244)          1,283
 Additional paid-in capital ..............    1,705,541        220,401          100,396       2,026,338
 Retained earnings .......................      206,236        103,339         (103,339)        206,236
 Treasury stock...........................       (8,025)      (102,269)         102,269          (8,025)
 Net unrealized gain on available for
  sale securities.........................           --             --               --              --
 Foreign currency equity adjustment  .....           --          2,874           (2,874)             --
                                           ------------  ---------------  ---------------  -------------
TOTAL STOCKHOLDERS' EQUITY................    1,904,989        356,635          (35,792)      2,225,832
                                           ------------  ---------------  ---------------  -------------
TOTAL LIABILITIES
 AND STOCKHOLDERS' EQUITY.................   $2,900,050      $ 668,901        $ (27,174)     $3,541,777
                                           ============  ===============  ===============  =============

------------
(1) The consolidated historical balance sheet of Avis, Inc., as adjusted is as of August 31, 1996. See Consolidated Historical Balance Sheet of Avis, Inc., as adjusted, as of August 31, 1996.
(2) Pro forma for all material transactions excluding the RCI acquisition and the PHH Merger.
Note: Certain reclassifications have been made to the historical HFS and Avis consolidated balance sheets to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                    CONSOLIDATED HISTORICAL BALANCE SHEET
                          OF AVIS, INC., AS ADJUSTED
                            AS OF AUGUST 31, 1996
                                (IN THOUSANDS)

                                                    HISTORICAL    RECLASSIFICATION      AVIS,
                                                       AVIS          ADJUSTMENT      AS ADJUSTED
                                                  -------------  ----------------  -------------
ASSETS
Current assets
 Cash and cash equivalents.......................   $   75,683      $   (75,683)      $      --
 Accounts and notes receivable, net..............      174,047         (172,247)          1,800
 Vehicles, net...................................    2,567,517       (2,567,517)             --
 Due from affiliated company.....................      114,976         (114,976)             --
 Other current assets ...........................       45,296          (43,415)          1,881
 Deferred income taxes...........................       68,667          (68,667)             --
                                                  -------------  ----------------  -------------
TOTAL CURRENT ASSETS.............................    3,046,186       (3,042,505)          3,681
                                                  -------------  ----------------  -------------
Property and equipment-net.......................      151,854         (118,026)         33,828
Intangible assets--Avis..........................      499,143               --         499,143
Investment in car rental operating company--net .           --           72,616          72,616
Other assets ....................................       85,368          (25,735)         59,633
                                                  -------------  ----------------  -------------
TOTAL............................................   $3,782,551      $(3,113,650)      $ 668,901
                                                  =============  ================  =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
 Accounts payable and other .....................   $  444,867      $  (242,731)      $ 202,136
                                                  -------------  ----------------  -------------
Long-term debt ..................................    2,488,651       (2,488,651)             --
Public liability and property damage.............      215,135         (215,135)             --
Due to affiliated company........................      132,563         (132,563)             --
Other non-current liabilities
 Deferred income taxes...........................       34,570          (34,570)             --
 Preferred stock--Avis, Inc. ....................       72,416               --          72,416
 Redeemable portion of common stock--ESOP .......      295,465               --         295,465
 Unearned compensation--ESOP.....................     (257,751)              --        (257,751)
STOCKHOLDERS' EQUITY
 Participating convertible preferred stock ......      132,000               --         132,000
 Common stock....................................          290               --             290
 Additional paid-in capital......................      220,401               --         220,401
 Retained earnings...............................      103,339               --         103,339
 Treasury stock .................................     (102,269)              --        (102,269)
 Foreign currency equity adjustment..............        2,874               --           2,874
                                                  -------------  ----------------  -------------
TOTAL STOCKHOLDERS' EQUITY.......................      356,635               --         356,635
                                                  -------------  ----------------  -------------
TOTAL............................................   $3,782,551      $(3,113,650)      $ 668,901
                                                  =============  ================  =============

------------
Note: The reclassification adjustment made to the historical consolidated balance sheet of Avis, Inc. is to present the historical net assets of car rental operations as "Investment in car rental operating company -net" as a result of HFS' plan to undertake an initial public offering of a majority interest in the corporation which owns all company owned Avis car rental operations.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                              HISTORICAL
                                      ------------------------
                                                     ACQUIRED       PRO FORMA
                                           HFS       COMPANIES     ADJUSTMENTS    PRO FORMA (1)
                                      -----------  -----------  ---------------  -------------
NET REVENUES
 Service fees .......................   $369,442     $835,492       $  25,950 (B)   $783,070
                                                                     (535,207)(C)
                                                                       87,393 (D)
 Other ..............................     43,541       50,112          (4,421)(C)     89,232
 Equity in loss of car rental
  operating company .................         --           --          (5,272)(D)     (5,272)
                                      -----------  -----------  ---------------  -------------
  Net revenues ......................    412,983      885,604        (431,557)       867,030
                                      -----------  -----------  ---------------  -------------
EXPENSES
 Marketing and reservation...........    143,965           --                        143,965
 Selling, general and
  administrative (L).................     78,232      752,121          (4,500)(E)    304,477
                                                                     (521,376)(F)
 Depreciation and amortization  .....     30,857       50,591          20,083 (G)    101,531
 Interest ...........................     21,789       12,017             970 (H)     34,776
 Other ..............................      3,235       15,167            (399)(I)     18,003
                                      -----------  -----------  ---------------  -------------
  Total expenses ....................    278,078      829,896        (505,222)       602,752
                                      -----------  -----------  ---------------  -------------
Income before income taxes ..........    134,905       55,708          73,665        264,278
Provision for income taxes ..........     55,175       32,027          21,874 (J)    109,076
                                      -----------  -----------  ---------------  -------------
Net income ..........................   $ 79,730     $ 23,681       $  51,791       $155,202
                                      ===========  ===========  ===============  =============
PER SHARE INFORMATION (PRIMARY)
 Net income (L)......................   $    .74                                    $   1.13
                                      ===========                                =============
 Weighted average common and common
  equivalent shares outstanding  ....    113,817                       27,681 (K)    141,498
                                      ===========               ===============  =============
PER SHARE INFORMATION (FULLY DILUTED)
 Net income (L)......................   $     .73                                   $   1.11
                                      ===========                                =============
 Weighted average common and  common
 equivalent shares  outstanding  ....    115,654                       27,681 (K)    143,335
                                      ===========               ===============  =============

------------
(1) Pro forma for all material transactions, excluding the RCI acquisition and the PHH Merger.
Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                 HISTORICAL CONSOLIDATING STATEMENT OF INCOME
                            OF ACQUIRED COMPANIES
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                                        HISTORICAL
                                       ------------------------------------------
                                          AVIS, (1)     COLDWELL        OTHER          TOTAL
                                         AS ADJUSTED     BANKER      ACQUISITIONS    HISTORICAL
                                       -------------  -----------  --------------  ------------
NET REVENUES
 Service fees ........................    $ 21,608      $679,137       $134,747       $835,492
 Other ...............................          --        20,264         29,848         50,112
                                       -------------  -----------  --------------  ------------
  Net revenues .......................      21,608       699,401        164,595        885,604
                                       -------------  -----------  --------------  ------------
EXPENSES
 Selling, general and administrative         7,205       616,182        128,734        752,121
 Depreciation and amortization  ......      19,683        22,425          8,483         50,591
 Interest ............................         461         5,329          6,227         12,017
 Other ...............................         410            --         14,757         15,167
                                       -------------  -----------  --------------  ------------
  Total expenses .....................      27,759       643,936        158,201        829,896
                                       -------------  -----------  --------------  ------------
Income (loss) before income taxes  ...      (6,151)       55,465          6,394         55,708
Provision for income taxes ...........       4,100        24,385          3,542         32,027
                                       -------------  -----------  --------------  ------------
Net income (loss) ....................    $(10,251)     $ 31,080       $  2,852       $ 23,681
                                       =============  ===========  ==============  ============

------------
(1) The historical consolidated statement of income of Avis, as adjusted, has been adjusted to present only the historical operating results intended to be retained by HFS. The historical consolidated statement of income of Avis, Inc., as adjusted is for the year ended February 29, 1996. See Historical Consolidated Statement of Income of Avis, Inc., as Adjusted, for the year ended February 29, 1996.
Note: Certain reclassifications have been made to the historical results of acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                 HISTORICAL CONSOLIDATED STATEMENT OF INCOME
                          OF AVIS, INC., AS ADJUSTED
                     FOR THE YEAR ENDED FEBRUARY 29, 1996
                                (IN THOUSANDS)

                                                              ADJUSTMENTS
                                                   --------------------------------
                                                                      ELIMINATION OF
                                                                        CAR RENTAL
                                                                        OPERATING         AVIS,
                                      HISTORICAL    RECLASSIFICATION     COMPANY       AS ADJUSTED
                                    -------------  ----------------  --------------  -------------
REVENUES...........................   $1,716,677        $(21,608)      $(1,695,069)     $     --
 Service fees .....................           --          21,608                --        21,608
                                    -------------  ----------------  --------------  -------------
  Net revenues ....................    1,716,677              --        (1,695,069)       21,608
                                    -------------  ----------------  --------------  -------------
EXPENSES
 Selling, general and
  admnistrative ...................    1,119,888         (16,865)       (1,095,818)        7,205
 Depreciation and amortization  ...      411,796          16,404          (408,517)       19,683
 Interest .........................      149,534             461          (149,534)          461
 Other ............................          410              --                --           410
                                    -------------  ----------------  --------------  -------------
  Total expenses ..................    1,681,628              --        (1,653,869)       27,759
                                    -------------  ----------------  --------------  -------------
Income (loss) before income taxes         35,049              --           (41,200)       (6,151)
Provision for income taxes ........       23,977              --           (19,877)        4,100
                                    -------------  ----------------  --------------  -------------
Net income (loss) .................   $   11,072        $     --       $   (21,323)     $(10,251)
                                    =============  ================  ==============  =============


------------
Note: The reclassification adjustment made to the historical consolidated statement of income of Avis, Inc. is to present information technology services as "Service fees." The elimination of the car rental operating company is presented as a result of HFS's plan to undertake an initial public offering of a majority interest of 75 percent in the corporation which owns all company-owned Avis car rental operations (the "IPO Company"). HFS intends to substantially replace results of car rental operations with license fees from the IPO Company.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                            OF OTHER ACQUISITIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                                               CENTURY 21
                                     CCI (1)  CENTURY 21 (1)      NORS       TRAVELODGE     ERA (2)       TOTAL
                                    -------  --------------  ------------  ------------  -----------  -----------
NET REVENUES
 Service fees .....................  $   --      $60,506        $29,021       $18,361       $26,859     $134,747
 Other ............................   3,326       10,164            403            79        15,876       29,848
                                    -------  --------------  ------------  ------------  -----------  -----------
  Net revenues ....................   3,326       70,670         29,424        18,440        42,735      164,595
                                    -------  --------------  ------------  ------------  -----------  -----------
EXPENSES
 Selling, general and
  administrative ..................      --       57,241         25,763        15,604        30,126      128,734
 Depreciation and amortization  ...     529        5,217            578             8         2,151        8,483
 Interest .........................      --        2,904             54            --         3,269        6,227
 Other.............................   1,917        2,751             --            --        10,089       14,757
                                    -------  --------------  ------------  ------------  -----------  -----------
  Total expenses ..................   2,446       68,113         26,395        15,612        45,635      158,201
                                    -------  --------------  ------------  ------------  -----------  -----------
Income (loss) before income taxes       880        2,557          3,029         2,828        (2,900)       6,394
Provision for income taxes ........     313        2,097             --         1,132            --        3,542
                                    -------  --------------  ------------  ------------  -----------  -----------
Net income (loss) .................  $  567      $   460        $ 3,029       $ 1,696      $ (2,900)    $  2,852
                                    =======  ==============  ============  ============  ===========  ===========

------------
(1) Reflects results of operations for the period from January 1, 1995 to the respective dates of acquisition.
(2) Reflects the historical statement of operations of Electronic Realty Associates Inc. ("ERA Inc."). The financial statements which were audited for the year ended December 31, 1995 were those of Electronic Realty Associates LP ("ERA LP") which differ from the ERA Inc. financial statements. The difference is primarily attributable to (i) the home warranty business which was acquired by HFS but is excluded from the audited financial statements of ERA LP; and (ii) an intercompany charge to ERA LP by ERA Inc. Net revenues, total expenses and net loss of ERA LP for the year ended December 31, 1995 was $39.4 million, $47.3 million and $7.9 million, respectively.
Note: Certain reclassifications have been made to the historical results of acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (1)
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      1995        1996
                                                                  ----------  ----------
NET REVENUES
 Service fees ...................................................   $577,165    $652,968
 Other ..........................................................     62,535      81,451
 Equity in earnings (loss) of car rental operating company  .....     (5,096)      2,459
                                                                  ----------  ----------
  Net revenues ..................................................    634,604     736,878
                                                                  ----------  ----------
EXPENSES
 Marketing and reservation.......................................    110,842     130,728
 Selling, general and administrative ............................    226,802     214,298
 Depreciation and amortization ..................................     76,045      77,776
 Interest .......................................................     26,649      23,464
 Other ..........................................................     16,061      12,264
                                                                  ----------  ----------
  Total expenses ................................................    456,399     458,530
                                                                  ----------  ----------
Income before income taxes ......................................    178,205     278,348
Provision for income taxes ......................................     73,549     114,882
                                                                  ----------  ----------
Net income ......................................................   $104,656    $163,466
                                                                  ==========  ==========
PER SHARE INFORMATION (PRIMARY)
 Net income......................................................   $    .78    $   1.14
                                                                  ==========  ==========
 Weighted average common and common equivalent shares
  outstanding ...................................................    138,315     146,470
                                                                  ==========  ==========
PER SHARE INFORMATION (FULLY DILUTED)
 Net income .....................................................   $    .77    $   1.13
                                                                  ==========  ==========
 Weighted average common and common equivalent shares
  outstanding ...................................................    140,807     147,194
                                                                  ==========  ==========

------------
(1) Pro forma for all material transactions, excluding the RCI Acquisition and the PHH Merger.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 HISTORICAL
                                          -----------------------
                                                        ACQUIRED      PRO FORMA
                                              HFS       COMPANIES    ADJUSTMENTS    PRO FORMA(1)
                                          ----------  -----------  --------------  ------------
NET REVENUES
 Service fees............................   $268,862    $639,521      $  19,508 (B)   $577,165
                                                                       (411,795)(C)
                                                                         61,069 (D)
 Other ..................................     30,869      31,666             --         62,535
 Equity in loss of car rental operating
  company ...............................         --          --         (5,096) (D)    (5,096)
                                          ----------  -----------  --------------  ------------
  Net revenues ..........................    299,731     671,187       (336,314)       634,604
                                          ----------  -----------  --------------  ------------
EXPENSES
 Marketing and reservation ..............    110,842          --             --        110,842
 Selling, general and administrative (L).     47,700     576,071         (3,375)(E)    226,802
                                                                       (393,594)(F)
 Depreciation and amortization ..........     21,721      39,868         14,456 (G)     76,045
 Interest ...............................     16,272       7,733          2,644 (H)     26,649
 Other ..................................      2,012      14,448           (399)(I)     16,061
                                          ----------  -----------  --------------  ------------
  Total expenses ........................    198,547     638,120       (380,268)       456,399
                                          ----------  -----------  --------------  ------------
Income before income taxes ..............    101,184      33,067         43,954        178,205
Provision for income taxes ..............     41,820      19,684         12,045 (J)     73,549
                                          ----------  -----------  --------------  ------------
Net income (loss)........................   $ 59,364    $ 13,383      $  31,909       $104,656
                                          ==========  ===========  ==============  ============
PER SHARE INFORMATION (PRIMARY)
 Net income (L)..........................   $    .57                                  $    .78
                                          ==========                               ============
 Weighted average common and common
  equivalent shares outstanding .........    109,564                     28,751 (K)    138,315
                                          ==========               ==============  ============
PER SHARE INFORMATION (FULLY DILUTED)
 Net income (L)..........................   $    .56                                  $    .77
                                          ==========                               ============
 Weighted average common and common
  equivalent shares outstanding .........    112,056                     28,751 (K)    140,807
                                          ==========               ==============  ============

------------

(1) Pro forma for all material transactions, excluding the RCI acquisition and the PHH Merger.

Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                            OF ACQUIRED COMPANIES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                (IN THOUSANDS)

                                                       HISTORICAL
                                       -----------------------------------------
                                          AVIS, (1)     COLDWELL       OTHER          TOTAL
                                         AS ADJUSTED     BANKER     ACQUISITIONS    HISTORICAL
                                       -------------  ----------  --------------  ------------
NET REVENUES
 Service fees ........................     $13,358      $513,483      $112,680       $639,521
 Other ...............................          --         3,972        27,694         31,666
                                       -------------  ----------  --------------  ------------
  Net revenues .......................      13,358       517,455       140,374        671,187
                                       -------------  ----------  --------------  ------------
EXPENSES
 Selling, general and administrative         7,106       458,785       110,180        576,071
 Depreciation and amortization  ......      14,253        17,272         8,343         39,868
 Interest ............................          --         2,958         4,775          7,733
 Other ...............................          --         1,944        12,504         14,448
                                       -------------  ----------  --------------  ------------
  Total expenses .....................      21,359       480,959       135,802        638,120
                                       -------------  ----------  --------------  ------------
Income (loss) before income taxes  ...      (8,001)       36,496         4,572         33,067
Provision for income taxes ...........          18        16,422         3,244         19,684
                                       -------------  ----------  --------------  ------------
Net income (loss) ....................     $(8,019)     $ 20,074      $  1,328       $ 13,383
                                       =============  ==========  ==============  ============

------------
(1) The historical consolidated statement of operations of Avis, as adjusted, has been adjusted to present only the historical operating results intended to be retained by HFS. The historical consolidated statement of operations of Avis, Inc., as adjusted, is for the nine months ended August 31, 1995. See Historical Consolidated Statement of Operations of Avis, Inc., as Adjusted, for the nine months ended August 31, 1995.
Note: Certain reclassifications have been made to the historical results of acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                          OF AVIS, INC. AS ADJUSTED
                  FOR THE NINE MONTHS ENDED AUGUST 31, 1995
                                (IN THOUSANDS)

                                                                 ADJUSTMENT
                                                     ---------------------------------
                                                                          ELIMINATION
                                                                         OF CAR RENTAL
                                                                           OPERATING         AVIS,
                                         HISTORICAL   RECLASSIFICATION      COMPANY       AS ADJUSTED
                                       ------------  ----------------  ---------------  -------------
REVENUES .............................   $1,190,189       $(13,358)       $(1,176,831)      $    --
 Service fees.........................           --         13,358                 --        13,358
                                       ------------  ----------------  ---------------  -------------
  Net revenues........................    1,190,189                        (1,176,831)       13,358
                                       ------------  ----------------  ---------------  -------------
EXPENSES
 Selling, general and administrative        766,509             --           (759,403)        7,106
 Depreciation and amortization  ......      304,339             --           (290,086)       14,253
 Interest ............................      105,379             --           (105,379)           --
 Other ...............................          311             --               (311)           --
                                       ------------  ----------------  ---------------  -------------
  Total expenses .....................    1,176,538             --         (1,155,179)       21,359
                                       ------------  ----------------  ---------------  -------------
Income (loss) before income taxes  ...       13,651             --            (21,652)       (8,001)
Provision for income taxes ...........       21,644             --             21,626            18
                                       ------------  ----------------  ---------------  -------------
Net loss .............................   $   (7,993)      $     --        $       (26)      $(8,019)
                                       ============  ================  ===============  =============


------------
Note: The reclassification adjustment made to the historical consolidated statement of income of Avis, Inc. is to present information technology services as "Service fees." The elimination of the car rental operating company is presented as a result of HFS's plan to undertake an initial public offering of a majority interest of 75% in the corporation which owns all company-owned Avis car rental operations (the "IPO Company"). HFS intends to substantially replace results of car rental operations with license fees from the IPO Company.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATING STATEMENT OF OPERATIONS
                            OF OTHER ACQUISITIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                (IN THOUSANDS)

                                              CENTURY    CENTURY 21
                                    CCI (1)   21 (1)        NORS       TRAVELODGE      ERA        TOTAL
                                   -------  ---------  ------------  ------------  ----------  ----------
NET REVENUES
 Service fees ....................  $   --    $60,506     $20,750       $13,476      $17,948     $112,680
 Other ...........................   3,326     10,164         288            59       13,857       27,694
                                   -------  ---------  ------------  ------------  ----------  ----------
  Net revenues ...................   3,326     70,670      21,038        13,535       31,805      140,374
                                   -------  ---------  ------------  ------------  ----------  ----------
EXPENSES
 Selling, general and
  administrative .................      --     57,241      18,421        11,503       23,015      110,180
 Depreciation and amortization  ..     529      5,217         413             6        2,178        8,343
 Interest ........................      --      2,904          38            --        1,833        4,775
 Other ...........................   1,917      2,751          --            --        7,836       12,504
                                   -------  ---------  ------------  ------------  ----------  ----------
  Total expenses .................   2,446     68,113      18,872        11,509       34,862      135,802
                                   -------  ---------  ------------  ------------  ----------  ----------
Income (loss) before income
 taxes............................     880      2,557       2,166         2,026       (3,057)       4,572
Provision for income taxes  ......     313      2,097          --           834           --        3,244
                                   -------  ---------  ------------  ------------  ----------  ----------
Net income (loss) ................  $  567    $   460     $ 2,166       $ 1,192      $(3,057)    $  1,328
                                   =======  =========  ============  ============  ==========  ==========

------------
(1) Reflects results of operations for the period from January 1, 1995 to the respective dates of acquisition.
Note: Certain reclassifications have been made to the historical results of acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                HISTORICAL
                                         -----------------------
                                                       ACQUIRED      PRO FORMA
                                             HFS       COMPANIES    ADJUSTMENTS    PRO FORMA (1)
                                         ----------  -----------  --------------  -------------
NET REVENUES
 Service fees...........................   $468,277    $332,699      $  11,835 (B)   $652,968
                                                                      (235,625)(C)
                                                                        75,782 (D)
 Other .................................     81,733       5,718         (6,000)(D)     81,451
 Equity in earnings of car rental
  operating company ....................         --          --          2,459 (D)      2,459
                                         ----------  -----------  --------------  -------------
  Net revenues .........................    550,010     338,417       (151,549)       736,878
                                         ----------  -----------  --------------  -------------
EXPENSES
 Marketing and reservation .............    130,728          --             --        130,728
 Selling, general and administrative
  (L)...................................    139,709     343,756        (41,804)(E)    214,298
                                                                      (227,363)(F)
 Depreciation and amortization .........     41,129      23,689         12,958 (G)     77,776
 Interest ..............................     22,194       4,648         (3,378)(H)     23,464
 Other .................................     10,988       1,276             --         12,264
                                         ----------  -----------  --------------  -------------
  Total expenses .......................    344,748     373,369       (259,587)       458,530
                                         ----------  -----------  --------------  -------------
Income before income taxes .............    205,262     (34,952)       108,038        278,348
Provision for income taxes .............     82,630     (10,336)        42,588 (J)    114,882
                                         ----------  -----------  --------------  -------------
Net income .............................   $122,632    $(24,616)     $  65,450       $163,466
                                         ==========  ===========  ==============  =============
PER SHARE INFORMATION (PRIMARY)
 Net income (L).........................   $    .96                                  $   1.14
                                         ==========                               =============
 Weighted average common and common
  equivalent shares outstanding.........    130,960                     15,510 (K)    146,470
                                         ==========               ==============  =============
PER SHARE INFORMATION (FULLY DILUTED)
 Net income (L).........................   $    .96                                  $   1.13
                                         ==========                               =============
 Weighted average common and common
  equivalent shares outstanding ........    131,684                     15,510 (K)    147,194
                                         ==========               ==============  =============

------------
(1) Pro forma for all material transactions, excluding the RCI acquisition and the PHH Merger.
Note: Certain reclassifications have been made to the historical results of HFS and acquired companies to conform to HFS's pro forma classification.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                            OF ACQUIRED COMPANIES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                        HISTORICAL
                                       ------------------------------------------
                                                                        OTHER
                                          AVIS, (1)     COLDWELL       1996 (2)        TOTAL
                                         AS ADJUSTED   BANKER (2)    ACQUISITIONS    HISTORICAL
                                       -------------  -----------  --------------  ------------
NET REVENUES
 Service fees.........................     $26,871      $295,478       $10,350        $332,699
 Other ...............................          --         4,067         1,651           5,718
                                       -------------  -----------  --------------  ------------
  Net revenues .......................      26,871       299,545        12,001         338,417
                                       -------------  -----------  --------------  ------------
EXPENSES
 Selling, general and administrative        20,173       312,348        11,235         343,756
 Depreciation and amortization  ......      14,247         9,021           421          23,689
 Interest ............................          --         3,155         1,493           4,648
 Other ...............................          --           512           764           1,276
                                       -------------  -----------  --------------  ------------
  Total expenses .....................      34,420       325,036        13,913         373,369
                                       -------------  -----------  --------------  ------------
Income (loss) before income taxes  ...      (7,549)      (25,491)       (1,912)        (34,952)
Provision (benefit) for income taxes            96       (10,432)           --         (10,336)
                                       -------------  -----------  --------------  ------------
Net income (loss) ....................     $(7,645)     $(15,059)      $(1,912)       $(24,616)
                                       =============  ===========  ==============  ============

------------

(1) The historical financial statement of income of Avis, as adjusted, has been adjusted to include the historical operating results of Avis intended to be retained by HFS and the operating results of the Avis Car rental subsidiary, included in Other Revenue. The historical consolidated statement of income of Avis, Inc., as adjusted is for the nine months ended August 31, 1996. See Historical Consolidated Statement of Operations of Avis, Inc., as Adjusted for the nine months ended August 31, 1996.

(2) Reflects results of operations for the period from January 1, 1996 to the respective dates of acquisition.
Note: Certain reclassifications have been made to the historical results of acquired companies to conform to HFS's classification.

See notes to pro forma consolidated balance sheet and statement of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
                 HISTORICAL CONSOLIDATED STATEMENT OF INCOME
                          OF AVIS, INC., AS ADJUSTED
                  FOR THE NINE MONTHS ENDED AUGUST 31, 1996
                                (IN THOUSANDS)

                                                                ADJUSTMENTS
                                                    ----------------------------------
                                                                          ELIMINATION
                                                                         OF CAR RENTAL
                                                                           OPERATING         AVIS,
                                        HISTORICAL   RECLASSIFICATIONS      COMPANY       AS ADJUSTED
                                      ------------  -----------------  ---------------  -------------
REVENUES ............................   $1,490,709       $(26,871)        $(1,463,838)      $    --
 Service fees........................           --         26,871                            26,871
                                      ------------  -----------------  ---------------  -------------
  Net revenues.......................    1,490,709             --          (1,463,838)       26,871
                                      ------------  -----------------  ---------------  -------------
EXPENSES
 Selling, general and administrative       975,769             --            (955,596)       20,173
 Depreciation and amortization  .....      333,147             --            (318,900)       14,247
 Interest ...........................      116,958             --            (116,958)           --
 Other ..............................           18             --                 (18)           --
                                      ------------  -----------------  ---------------  -------------
  Total expenses ....................    1,425,892             --          (1,391,472)       34,420
                                      ------------  -----------------  ---------------  -------------
Income (loss) before income taxes  ..       64,817             --             (72,366)       (7,549)
Provision for income taxes ..........       29,966             --             (29,870)           96
                                      ------------  -----------------  ---------------  -------------
Net income (loss)....................   $   34,851       $     --         $   (42,496)      $(7,645)
                                      ============  =================  ===============  =============


------------
Note: The reclassification adjustment made to the historical consolidated statement of income of Avis, Inc. is to present information technology services as "Service fees." The elimination of the car rental operating company is presented as a result of HFS's plan to undertake an initial public offering of a majority interest of 75 percent in the corporation which owns all company-owned Avis car rental operations (the "IPO Company"). HFS intends to substantially replace results of car rental operations with license fees from the IPO Company.

See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
               HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                          OF OTHER 1996 ACQUISITIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                        CENTURY 21
                                         NORS (1)    TRAVELODGE (1)   ERA (1)      TOTAL
                                      ------------  --------------  ----------  ---------
NET REVENUES
 Service fees........................     $6,668          $688        $ 2,994     $10,350
 Other ..............................        449            --          1,202       1,651
                                      ------------  --------------  ----------  ---------
  Net revenues ......................      7,117           688          4,196      12,001
                                      ------------  --------------  ----------  ---------
EXPENSES
 Selling, general and administrative       7,566           552          3,117      11,235
 Depreciation and amortization  .....        285            --            136         421
 Interest ...........................          2            --          1,491       1,493
 Other ..............................         --            --            764         764
                                      ------------  --------------  ----------  ---------
  Total expenses ....................      7,853           552          5,508      13,913
                                      ------------  --------------  ----------  ---------
Income (loss) before income taxes  ..       (736)          136         (1,312)     (1,912)
Provision for income taxes ..........         --            --             --          --
                                      ------------  --------------  ----------  ---------
Net income (loss) ...................     $ (736)         $136        $(1,312)    $(1,912)
                                      ============  ==============  ==========  =========

------------
(1) Reflects results of operations for the period from January 1, 1996 to the respective date of acquisition.
Note: Certain reclassifications have been made to the historical results of Other 1996 Acquisitions to conform to HFS's classification.


See notes to pro forma consolidated balance sheet and statements of operations.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                           STATEMENTS OF OPERATIONS

A. ACQUISITION OF AVIS:

   At the time HFS acquired Avis, it had developed and announced a plan (the "Plan") to do the following:

   1. Retain certain assets acquired, including the reservation system, franchise agreements, trademarks and tradenames and certain liabilities.

   2. Segregate the assets used in the car rental operations in a separate subsidiary ("Car Rental Operating Company") and to dispose of approximately 75% interest in Car Rental Operating Company within one year through an initial public offering (IPO) of Car Rental Operating Company.

   3. Enter into a license agreement with Car Rental Operating Company for use of the trademarks and tradename and other franchise services.

   Based on the Plan, the purchase price for Avis has been allocated to the assets and liabilities acquired by HFS, including its investment in Car Rental Operating Company based on their estimated fair values. The amount allocated to Car Rental Operating Company was based on the estimated valuation of the Car Rental Operating Company including the effect of royalty, reservation and information technology agreements with HFS. Under the plan, the Car Rental Operating Company will sell approximately a 75% interest at an assumed price of $225 million thereby diluting HFS' interest to 25%. All of the proceeds from the IPO will be retained by the Car Rental Operating Company. Pro forma adjustments consist of the elimination of certain acquired assets and assumed liabilities, net of the fair value ascribed to such assets and liabilities.

   The Company acquired Avis for the following consideration ($000's):

 Cash consideration (i) ...........................................  $ 410,742
Issuance of approximately 4.6 million shares HFS common stock ....     320,843
ESOP liability (ii) ..............................................     100,930
                                                                   -----------
TOTAL PRO FORMA ACQUISITION COST..................................     832,515
                                                                   -----------
Fair value of net assets acquired:
 Historical book value of acquired company........................     356,635
 Elimination of net assets (liabilities) not acquired or assumed:
  Other assets....................................................      (9,614)
  Preferred stock--Avis...........................................      72,416
  Intangible assets--Avis.........................................    (499,143)
  Redeemable portion of common stock--ESOP........................     295,465
  Unearned compensation--ESOP.....................................    (257,751)
Fair value adjustments to assets acquired and liabilities
 assumed:
  Deferred income tax asset, net (iii)............................       5,200
  Property and equipment (iv) ....................................      58,172
  Investment in Car Rental Operating Company (v)..................       2,384
  Accrued acquisition obligations (vi)............................     (18,000)
  Other...........................................................         182
                                                                   -----------
FAIR VALUE OF IDENTIFIABLE NET ASSETS ACQUIRED....................       5,946
                                                                   -----------
 Intangible assets--Avis (vii)....................................   $ 826,569
                                                                   ===========

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

A. ACQUISITION OF AVIS:  (Continued)

   In connection with the Company's fair value allocation of net assets to the Car Rental Operating Company, the estimated net worth of the Car Rental Operating Company was valued at $75 million. Such net worth and corresponding company investment in the Car Rental Operating Company was allocated as follows:

Historical net book value of car rental operating company.  $72,616
Fair value adjustments to car rental operating company ...    2,384
                                                          ---------
                                                            $75,000
                                                          =========

   The condensed balance sheet of the Car Rental Operating Company including fair value adjustments at September 30, 1996 is as follows:

Vehicles..............................................   $ 2,567,517
Property and equipment................................       101,000
Deferred tax asset....................................       102,000
Excess of cost over fair value of net assets acquired.       154,000
Debt..................................................    (2,488,651)
Property liability and property damage................      (215,135)
Other, net............................................      (145,731)
                                                       -------------
Stockholder's equity..................................   $    75,000
                                                       =============

   HFS' investment in Car Rental Operating Company of $75 million represents the estimated value of its 100% interest in the Car Rental Operating Company at the date of acquisition and is accounted for under the equity method since HFS' control is temporary based on the planned IPO of the Car Rental Operating Company. Upon completion of the IPO, the value of the Car Rental Operating Company is expected to increase to $300 million (with the $225 million of IPO proceeds retained by the Car Rental Operating Company) with HFS' interest at 25% equal to $75 million, its current investment balance. If the results of the IPO do not confirm the preliminary purchase price allocation for the investment in the Car Rental Operating Company, then such investment will be adjusted with a corresponding adjustment to Excess of cost over fair value of net assets acquired.
------------
(i) Cash consideration of $367.2 million was financed by the Second Quarter 1996 Offering. Cash consideration also includes: (a) a cash payment of $17.6 million made to General Motors Corporation ("GM"), representing the amount by which the value attributable under the Stock Purchase Agreement to the HFS Common Stock received by GM in the Avis Acquisition exceeded the proceeds realized upon the subsequent sale of such HFS Common Stock; and (b) payment of a $26 million bank facility termination fee by the Company in connection with the Avis acquisition.
(ii) The ESOP liability bears interest at LIBOR plus 20 basis points for a period commencing on the acquisition date to maturity which is primarily the earlier of three days after the sale of Company shares issued to the ESOP or the first anniversary of the acquisition.
(iii) The pro forma adjustment to deferred income taxes recorded in connection with the acquisition results from differences in the fair values of assets acquired and liabilities assumed and their respective income tax bases.
(iv) The adjustment to property and equipment is primarily attributable to the values ascribed to reservation equipment and related assets and to the Avis headquarters office in excess of historical cost.
(v) The adjustment to investment in car rental operating company reflects the net effect of push-down accounting adjustments which result in a $75 million fair value of the car rental operating company.
(vi) Accrued acquisition obligations consist of professional fees ($3.7 million), investment banker fees ($8.0 million) and filing fees and other ($6.3 million).

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

A. ACQUISITION OF AVIS:  (Continued)

(vii)   Intangible assets retained by HFS consist of the following:

                                                         (IN MILLIONS)
                                                        -------------
Avis trademark ........................................     $400.0
Reservation system and customer database ..............      109.0
Excess of cost over fair value of net assets acquired        317.6
                                                        -------------
                                                            $826.6
                                                        =============

   The pro forma adjustments include the elimination of Avis stockholders' equity and the issuance of approximately 4.6 million shares of HFS's common stock to finance the acquisition.

                                                         STOCKHOLDERS' EQUITY
                                           -----------------------------------------------
                                                               ($000'S)
                                           -----------------------------------------------
                                             ISSUANCE OF    ELIMINATON OF    ADJUSTMENT TO
                                                 HFS        STOCKHOLDERS'    STOCKHOLDERS'
                                             COMMON STK.       EQUITY           EQUITY
                                           -------------  ---------------  ---------------
Participating convertible preferred
 stock....................................    $     --        $(132,000)       $(132,000)
Common stock..............................          46             (290)            (244)
Additional paid-in capital................     320,797         (220,401)         100,396
Retained earnings.........................          --         (103,339)        (103,339)
Treasury stock............................          --          102,269          102,269
Foreign currency equity adjustment .......          --           (2,874)          (2,874)
                                           -------------  ---------------  ---------------
                                              $320,843        $ 356,635        $ (35,792)
                                           =============  ===============  ===============

B. SERVICE FEE REVENUE:

   The pro forma adjustment reflects the elimination of franchise revenue associated with discontinued Century 21 international based operations, the elimination of franchise revenue paid by the Century 21 NORS to Century 21 under sub-franchise agreements (offset against SG&A expense--see Note E) and the addition of franchise fees to be received under franchise contracts with owned brokerage offices upon contribution of the Owned Brokerage Business to the Trust. Pro forma adjustments to franchise revenue consists of the following:

                                                                    FOR THE NINE MONTHS
                                                FOR THE YEAR ENDED         ENDED
                                                   DECEMBER 31,        SEPTEMBER 30,
                                                       1995           1995       1996
                                               ------------------  ---------  ---------
Eliminate:
 Discontinued operations......................       $   (57)        $   (34)   $    --
 Century 21 revenue included as Century 21
  NORS SG&A...................................        (4,500)         (3,375)    (1,003)
Add:
 Franchise fees from Owned Brokerage
 Business.....................................        30,507          22,917     12,838
                                               ------------------  ---------  ---------
  Total.......................................       $25,950         $19,508    $11,835
                                               ==================  =========  =========

   The Franchise fees from the Owned Brokerage Business, which is based on the franchise contracts with the Trust, is calculated at a net of approximately 5.7% of gross commissions earned by the Owned Brokerage Business on sales of real estate properties. Gross commissions earned by the Owned

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

B. SERVICE FEE REVENUE:  (Continued)

Brokerage Business were $535.2 million, $411.8 million and $235.6 million for the year ended December 31, 1995, for the nine months ended September 30, 1995 and for the five months ended May 31, 1996 (January 1 through date of acquisition).

C. OWNED BROKERAGE BUSINESS REVENUE:

   The pro forma adjustment reflects the elimination of revenue generated from Coldwell Banker's 318 formerly owned brokerage offices. HFS contributed the net assets of the Owned Brokerage Business to the Trust upon consummation of the Coldwell Banker acquisition. The free cash flow of the Trust will be expended at the discretion of the trustees to enhance the growth of funds available for advertising and promotion.

D. CAR RENTAL OPERATING COMPANY OPERATIONS:

   The pro forma adjustments are comprised of the following:

                                                      FOR THE YEAR                 FOR THE NINE MONTHS ENDED
                                                         ENDED                           SEPTEMBER 30,
                                                      DECEMBER 31,      ----------------------------------------------
                                                          1995                    1995                    1996
                                                ----------------------  ---------------------- -----------------------
Historical income before taxes from Car Rental
 Operating Company.............................               $ 41,200                $ 21,652                $ 72,366
ADJUSTMENTS TO CAR RENTAL OPERATING COMPANY:
Elimination of historical expense associated
 with:
 Long-term incentive compensation plans
  eliminated in connection with the Avis
  Acquisition .................................   $  4,700                      --                $  9,302
 Depreciation and amortization ................     31,869                $ 23,208                  26,120
Addition of pro forma expenses associated
 with:
 Depreciation and amortization (i) ............    (18,279)                (13,709)                (13,709)
Increased financing costs (ii) ................     (8,004)     10,286      (4,714)      4,785      (1,549)     20,164
                                                ----------              ----------              ----------
HFS SERVICE FEE ADJUSTMENT:
 Service fees from franchised locations (iii) .    (18,366)                (13,180)                (14,748)
 Reservation and information technology
  services (iv)................................     (9,700)                 (6,700)                 (9,800)
 Gross royalty payment to HFS from Avis (v) ...    (59,327)                (41,189)                (51,234)
                                                               (87,393)                (61,069)                (75,782)
                                                ----------  ----------  ----------  ----------  ----------  ----------
Adjusted income (loss) before taxes from car
 rental operating company .....................                (35,907)                (34,632)                 16,748
Provision (benefit) for income taxes  .........                (14,820)                (14,249)                  6,912
                                                            ----------              ----------              ----------
Adjusted net income (loss) from car rental
 operating company ............................                (21,087)                (20,383)                  9,836
HFS ownership percentage ......................                     25%                     25%                     25%
                                                            ----------              ----------              ----------
HFS' equity in earnings (loss) in car rental
 operating company ............................               $ (5,272)               $ (5,096)               $  2,459
                                                            ==========              ==========              ==========
(OTHER REVENUE ADJUSTMENT):
 Elimination of historical interest income
  related to cash consideration portion of
  Avis Acquisition (vi)........................               $     --                $     --                $  6,000
                                                            ==========              ==========              ==========

------------
(i) The estimated fair value of Avis property and equipment intended to be retained by the car rental company is $101.0 million, comprised primarily of furniture, fixtures, and leasehold improvements,

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

D. CAR RENTAL OPERATING COMPANY OPERATIONS:  (Continued)

        which is amortized on a straight-line basis over the estimated useful lives, which average seven years. Excess of cost over fair value of net assets acquired by the Car Rental Operating Company is valued at $154 million and is amortized on a straight line basis over a benefit period of 40 years.

(ii) As a result of the merger between the Company and Avis, approximately $1 billion of tax-advantaged debt was repaid and replaced by a similar amount of non tax-advantaged debt. This resulted in an increase in interest rates, due to the loss of tax benefits from ESOP financing which were passed through from various lenders to Avis ($000's):

                                                  FOR THE NINE MONTHS
                             FOR THE YEAR ENDED           ENDED
                                DECEMBER 31,         SEPTEMBER 30,
                                    1995            1995        1996
                            ------------------  ----------  ----------
Add current facilities  ...      $ 129,472        $ 95,047    $ 97,854
Reverse former facilities         (121,468)        (90,333)    (96,305)
                            ------------------  ----------  ----------
Increased financing cost  .      $   8,004        $  4,714    $  1,549
                            ==================  ==========  ==========

(iii)   Reflects historical franchise fee revenue from third parties.

(iv) Subsequent to the IPO, HFS will retain and operate the telecommunications and computer processing system which services, the Avis Car Rental Operating Company for reservations, rental agreement processing, accounting and fleet control. Pursuant to a planned contractual agreement with the Car Rental Operating Company. HFS will charge the Car Rental Operating cost plus thirty-five percent for services provided. The adjustment is calculated as follows:

                                                FOR THE YEAR      FOR THE NINE
                                                   ENDED          MONTHS ENDED
                                                DECEMBER 31,     SEPTEMBER 30,
                                                    1995         1995      1996
                                              --------------  --------  --------
Reservation and information technology costs
 incurred....................................      27,714       19,143    28,000
Markup percentage (cost plus 35%)............          35%          35%       35%
                                              --------------  --------  --------
HFS Service Fees.............................       9,700        6,700     9,800
                                              ==============  ========  ========

(v) In connection with the Company's plan to dispose of approximately 75% of the Car Rental Operating Company, the Company will enter into franchise, information technology and other agreements to provide services to the Car Rental Operating Company based on terms to be determined. The royalty payment to be made to HFS from the Car Rental Operating Company for use of the Avis trademarks and tradename is calculated at 3.5% of the revenues generated by the Car Rental Operating Company which is the net royalty percentage the Company expects to receive as a result of a planned contractual arrangement with the Avis Car Rental Operating Company subsequent to the IPO. Such payments are calculated as follows ($000's):

                                             FOR THE YEAR ENDED  FOR THE NINE MONTHS ENDED
                                                DECEMBER 31,           SEPTEMBER 30,
                                                    1995             1995          1996
                                            ------------------  ------------  ------------
Revenues generated by Car Rental Operating
 Company...................................      $1,695,069       $1,176,831    $1,463,838
Royalty percentage.........................             3.5%             3.5%          3.5%
                                            ------------------  ------------  ------------
Royalty payment to HFS.....................      $   59,327       $   41,189    $   51,234
                                            ==================  ============  ============

(vi) The pro forma adjustment eliminates historical interest income on the portion of cash generated from the Second Quarter 1996 Offering which was used as consideration in the Avis Acquisition.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

E. SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

   The pro forma adjustments reflects the elimination of royalty payments made by the Century 21 NORS to Century 21 under subfranchise agreements (offset against service fee revenue--See Note B) and the payment of Coldwell Banker stock options as a result of change in control provisions in connection with the acquisition of Coldwell Banker by HFS.

                                            FOR THE NINE MONTH
                        FOR THE YEAR ENDED        ENDED
                           DECEMBER 31,       SEPTEMBER 30,
                               1995           1995      1996
                               ----           ----      ----
Franchise fees .......        $4,500         $3,375   $ 1,003
Stock option expense              --             --    40,801
                       -------------       --------  --------
 Total................        $4,500         $3,375   $41,804
                       =============       ========  ========

F. SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

   The pro forma adjustment reflects the elimination of expenses associated with Coldwell Banker's formerly owned brokerage offices (See Note C). The majority of Owned Brokerage Business expenses are directly attributable to the business. Based on the Company's due diligence of Coldwell Banker Corporation and subsidiaries ("CB Consolidated") the Company determined that common expenses were allocated to the owned brokerage business based on a reasonable allocation method. Such allocations were based on the ratio of number of employees, the amount of space occupied and revenue generated relative to CB Consolidated in the aggregate and multiplied by corresponding common costs as appropriate to determine allocable expenses.

G. DEPRECIATION AND AMORTIZATION:

   The pro forma adjustment for depreciation and amortization is comprised of ($000's):

   For the year ended December 31, 1995:

                              CCI       CENTURY                  COLDWELL      OTHER 1996
                             MERGER       21          AVIS        BANKER      ACQUISITIONS      TOTAL
                           --------  -----------  -----------  -----------  --------------  -----------
Elimination of historical
 expense..................   $(529)    $ (5,217)    $(19,683)    $(22,425)      $(2,737)      $(50,591)
Property, equipment and
 furniture and fixtures ..     100          534        5,909        1,156           189          7,888
Information data base ....     375           --           --           --            --            375
Intangible assets.........     289        4,540       29,594       20,387         7,601         62,411
                           --------  -----------  -----------  -----------  --------------  -----------
 Total....................   $ 235     $   (143)    $ 15,820     $   (882)      $ 5,053       $ 20,083
                           ========  ===========  ===========  ===========  ==============  ===========

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

G. DEPRECIATION AND AMORTIZATION:  (Continued)

   For the nine months ended September 30, 1995:

                              CCI       CENTURY                  COLDWELL      OTHER 1996
                             MERGER       21          AVIS        BANKER      ACQUISITIONS      TOTAL
                           --------  -----------  -----------  -----------  --------------  -----------
Elimination of historical
 expense..................   $(529)     $(5,217)    $(14,253)    $(17,272)      $(2,597)      $(39,868)
Property, equipment and
 furniture and fixtures ..     100          534        4,432          867            --          5,933
Information data base ....     375           --           --           --            --            375
Intangible assets.........     289        4,540       22,196       15,290         5,701         48,016
                           --------  -----------  -----------  -----------  --------------  -----------
 Total....................   $ 235      $  (143)    $ 12,375     $ (1,115)      $ 3,104       $ 14,456
                           ========  ===========  ===========  ===========  ==============  ===========

   For the nine months ended September 30, 1996:

                                          COLDWELL     OTHER 1996
                               AVIS        BANKER     ACQUISITIONS      TOTAL
                           -----------  ----------  --------------  -----------
Elimination of historical
 expense..................   $(14,247)    $(9,021)       $ (421)      $(23,689)
Property, equipment and
 furniture and fixtures ..      4,432         482            --          4,914
Intangible assets.........     22,196       8,495         1,042         31,733
                           -----------  ----------  --------------  -----------
 Total....................   $ 12,381     $   (44)       $  621       $ 12,958
                           ===========  ==========  ==============  ===========

 CCI Merger

   The estimated fair values of CCI's information data base, property and equipment and excess of cost over fair value of net assets acquired are $7.5 million, $1.0 million and $33.8 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are ten, five and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on CCI's position as the dominant provider of gambling patron credit information services since 1956, its ability to generate operating profits and expansion of its customer base and the longevity of the casino gaming industry.

 Century 21

   The estimated fair values of Century 21 property and equipment, franchise agreements and excess cost over fair value of net assets acquired are $5.5 million, $33.5 million and $199.7 million, respectively, and are amortized on a straight-line basis over the periods to be benefited which are seven, twelve and forty years, respectively. The benefit periods associated with the excess cost over fair value of net assets acquired were determined based on Century 21's position as the world's largest franchisor of residential real estate brokerage offices, the most recognized brand name in the residential real estate brokerage industry and the longevity of the residential real estate brokerage business.

 Avis

   The estimated fair value of Avis' property and equipment intended to be retained by HFS is $96.0 million, comprised primarily of reservation equipment and related assets and to the Avis Headquarters office in excess of historical cost. Such property and equipment is amortized on a straight-line basis over

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

G. DEPRECIATION AND AMORTIZATION:  (Continued)

the estimated benefit periods ranging from five to thirty years. Avis's intangible assets recorded by HFS (not applicable to car rental operating subsidiary) are comprised of the Avis trademark, a reservation system and customer data base, and excess of cost over fair value of net assets acquired. The estimated fair value of the Avis trademark is approximately $400 million and is amortized on a straight line basis over a benefit period of 40 years. The estimated fair value of the reservation system and customer data base are approximately 95.0 million and 14.0 million, respectively and are amortized on a straight line basis over the periods to be benefited which are 10 years and 6.5 years, respectively.

   The excess of cost over fair value of net assets acquired applicable to the allocated portion of the business to be retained by HFS is estimated at approximately $317.6 million and is determined to have a benefit period of forty years, which is based on Avis' position as the second largest car rental system in the world, the recognition of its brand name in the car rental industry and the longevity of the car rental business.

 Coldwell Banker

   The estimated fair value of Coldwell Banker's property and equipment (excluding land) of $15.7 million, is amortized on a straight-line basis over the estimated benefit periods ranging from five to twenty-five years. Coldwell Banker's intangible assets are comprised of franchise agreements and excess of cost over fair value of net assets acquired. The franchise agreements with the brokerage offices comprising the Trust are valued independently of all other franchise agreements with Coldwell Banker affiliates. Franchise agreements within the Trust and independent of the Trust are valued at $218.5 million and $218.7 million, respectively and are amortized on a straight line basis over the respective benefit periods of forty years and thirty-five years, respectively. The benefit period associated with Trust franchise agreements was based upon a long history of gross commission sustained by the Trust. The benefit period associated with the Coldwell Banker affiliates' franchise agreements was based upon the historical profitability of such agreements and historical renewal rates. The excess of cost over fair value of net assets acquired is estimated at approximately $347.0 million and is determined to have a benefit period of forty years, which is based on Coldwell Banker's position as the largest gross revenue producing real estate company in North America, the recognition of its brand name in the real estate brokerage industry and the longevity of the real estate brokerage business.

 Other 1996 Acquisitions

   The estimated fair values of Other 1996 Acquisitions franchise agreements aggregate $61.0 million and are being amortized on a straight line basis over the periods to be benefited, which range from twelve to thirty years. The estimated fair values of Other Acquisitions excess of cost over fair value of net assets acquired aggregate $187.4 million and are each being amortized on a straight line basis over the periods to be benefited, which are forty years.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

H. INTEREST EXPENSE:

                                                                      FOR THE NINE MONTHS
                                                 FOR THE YEAR ENDED          ENDED
                                                    DECEMBER 31,         SEPTEMBER 30,
                                                        1995            1995       1996
                                                ------------------  ----------  ---------
Elimination of historical interest expense of:
 Century 21....................................       $(2,904)        $(2,904)    $    --
 Other 1996 Acquisitions.......................        (3,323)         (1,871)     (1,493)
Reversal of Coldwell Banker....................        (5,329)         (2,958)     (3,155)
Century 21.....................................         2,135           2,135          --
Minority interest--preferred dividends ........         1,796           1,796          --
4 3/4% Notes to finance Other 1996 Acquisitions         8,595           6,446       1,270
                                                ------------------  ----------  ---------
  Total........................................       $   970         $ 2,644     $(3,378)
                                                ==================  ==========  =========

 Century 21

   The pro forma adjustment reflects the recording of interest expense on $60 million of borrowings under HFS's revolving credit facility at an interest rate of 6.1% which is the variable rate in effect on the date of borrowing. Borrowings represent the amount necessary to finance the initial cash purchase price net of $10.2 million of acquired cash.

 Effect of a 1/8% variance in variable interest rates

   Interest expense was incurred on borrowings under the Company's revolving credit facility which partially funded the acquisition of Century 21. The Company recorded interest expense using the variable interest rate in effect on the respective borrowing dates. The effect on pro forma net income assuming a 1/8% variance in the variable interest rate used to calculate interest expense is as follows ($000's):

Year Ended December 31, 1995.............    $26
Nine Months Ended September 30, 1995 ....     26
Nine Months Ended September 30, 1996 ....     --

------------
        The pro forma net income effects of a 1/8% variance in the interest rate has no impact on earnings per share for all periods presented.

 Coldwell Banker

   The pro forma adjustment reflects the reversal of historical interest expense relating to the following ($000's):

                                                                           FOR THE NINE
                                                    FOR THE YEAR ENDED     MONTHS ENDED
                                                       DECEMBER 31,       SEPTEMBER 30,
                                                           1995           1995      1996
                                                   ------------------  --------  --------
Expense associated with the Owned Brokerage
 Business (i) ....................................        $  138         $   72    $ (179)
Expense associated with revolving credit facility
 borrowings which will be repaid with proceeds
 from offering (ii)...............................         5,191          2,886     3,334
                                                   ------------------  --------  --------
 Total............................................        $5,329         $2,958    $3,155
                                                   ==================  ========  ========

(i) HFS paid substantially all outstanding debt of Coldwell Banker Corporation and subsidiaries ("CB Consolidated") at the consummation date of the acquisition. Therefore, a determination as to the reasonableness of allocated CB Consolidated interest to the Owned Brokerage Business is unnecessary.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

H. INTEREST EXPENSE:  (Continued)

(ii) At the date of acquisition, HFS repaid $105 million of Coldwell Banker indebtedness which represented borrowings under a revolving credit facility at a variable rate of interest (LIBOR plus a margin ranging from .5% to 1.25%).

 Minority interest -preferred dividends:

   The pro forma adjustment represents dividends on the redeemable Series A Adjustable Rate Preferred Stock of Century 21.

 4 3/4% Notes

   The pro forma adjustment reflects interest expense and amortization of deferred financing costs related to the February 22, 1996 issuance of the 4 3/4% Notes (5.0% effective interest rate) to the extent that such proceeds were used to finance the Acquisitions of ERA ($36.8 million), Travelodge ($39.3 million), and Century 21 NORS ($95.0 million).

I. OTHER EXPENSES:

   The pro forma adjustment eliminates certain accounting, legal and other administrative expenses allocated to CCI, all of which would not have been incurred by the Company. Such expenses are summarized as follows ($000's):

  Year Ended December 31, 1995 ......   $399
  Nine Months Ended September 30,
   1995..............................    399
  Nine Months Ended September 30,
   1996..............................     --

J. INCOME TAXES:

   The pro forma adjustment to income taxes is comprised of ($000's):

                                                                       FOR THE NINE MONTHS
                                                 FOR THE YEAR ENDED           ENDED
                                                    DECEMBER 31,          SEPTEMBER 30,
                                                        1995            1995         1996
                                                ------------------  -----------  -----------
Reversal of historical (provision) benefit of:
 Company.......................................       $(55,175)       $(41,820)    $(82,630)
 CCI...........................................           (313)           (313)          --
 Century 21....................................         (2,097)         (2,097)          --
 Avis..........................................         (4,100)            (18)         (96)
 Coldwell Banker...............................        (24,385)        (16,422)      10,432
 Travelodge....................................         (1,132)           (834)          --
Pro forma provision............................        109,076          73,549      114,882
                                                ------------------  -----------  -----------
  Total........................................       $ 21,874        $ 12,045     $ 42,588
                                                ==================  ===========  ===========

   The pro forma effective tax rates are approximately 1% higher than HFS's historical effective tax rates due to non-deductible excess of cost over fair value of net assets required to be recorded in connection with the acquisitions of Avis. The pro forma provisions for taxes were computed using pro forma pre-tax amounts and the provisions of Statement of Financial Accounting Standards No. 109.

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

K. WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES OUTSTANDING:

   The pro forma adjustment to weighted average shares consists of the following (000's):

                                                                                     FOR THE NINE
                                                   ISSUANCE    FOR THE YEAR ENDED    MONTHS ENDED
                                                   PRICE PER      DECEMBER 31,       SEPTEMBER 30,
                                                     SHARE            1995           1995     1996
                                                 -----------  ------------------  --------  --------
CCI (including dilutive impact of warrants)(1) .    $15.30              896          1,180       --
Century 21 (2) .................................    $49.88            2,334          3,120       --
Avis Offering (3) ..............................    $74.06            4,569          4,569    4,569
Second Quarter 1996 Offering--Coldwell Banker (4)   $59.99           12,838         12,838    7,122
Second Quarter 1996 Offering--Avis (5)  ........    $59.99            6,121          6,121    3,401
Century 21 NORS (6) ............................    $49.83              923            923      418
                                                              ------------------  --------  -------
 Total..........................................                     27,681         28,751   15,510
                                                              ==================  ========  =======

(1)    Date of Acquisition, May 11, 1995
(2)    Date of Acquisition, August 1, 1995
(3)    Date of Acquisition, October 17, 1996
(4)    Date of Acquisition, May 31, 1996
(5)    Date of Acquisition, October 17, 1996
(6)    Date of Acquisition, April 3, 1996

   The unaudited Pro Forma Consolidated Statements of Operations are presented as if the acquisitions took place at the beginning of the periods presented; thus, the stock issuances and warrants assumed referred to above are considered outstanding as of the beginning of the period for purposes of per share calculations.

L. ESTIMATED SELLING GENERAL AND ADMINISTRATIVE COST SAVINGS:

   In connection with its acquisitions, HFS developed related business plans to restructure each of the respective acquired companies which will result in future cost savings subsequent to the acquisitions. HFS' restructuring plans in each case were developed prior to the consummation of the respective acquisitons and were implemented concurrent with the consummation of the acquistions. Restructuring plans included the involuntary termination and relocation of employees, the consolidation and closing of facilities and the elimination of duplicative operating and overhead activities. Pursuant to HFS' specific restructuring plans, certain selling, general and administrative expenses may not be incurred subsequent to each acquisition that existed prior to consummation. In addition, there are incremental costs in the conduct of activities of the acquired companies prior to the acquistions that may not be incurred subsequent to consummation and have no future economic benefit to HFS. The estimated cost savings that HFS believes would have been attained had its acquisitions occurred on January 1, 1995 and the

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

L. ESTIMATED SELLING GENERAL AND ADMINISTRATIVE COST SAVINGS:  (Continued)

related impact of such cost savings on pro forma net income and net income per share are not reflected in the pro forma consolidated statements of income, but are presented below ($000's):

   For the year ended December 31, 1995:

                       CENTURY    COLDWELL    CENTURY 21
                         21        BANKER        NORS       TRAVELODGE     ERA       TOTAL
                     ---------  ----------  ------------  ------------  --------  ---------
Payroll and
 related............   $10,885    $10,682      $ 7,706        $1,110      $7,236    $37,619
Professional........     2,693      1,500        1,486           154         387      6,220
Occupancy...........     3,628         --        2,754           186       1,172      7,740
Other...............     3,128     (1,517)       2,326           167       1,036      5,140
                     ---------  ----------  ------------  ------------  --------  ---------
 Total..............   $20,334    $10,665      $14,272        $1,617      $9,831    $56,719
                     =========  ==========  ============  ============  ========  =========

   For the nine months ended September 30, 1995:

                       CENTURY    COLDWELL    CENTURY 21
                         21        BANKER        NORS       TRAVELODGE     ERA       TOTAL
                     ---------  ----------  ------------  ------------  --------  ---------
Payroll and
 related............   $10,885    $ 9,830       $5,354         $502       $1,526    $28,097
Professional........     2,693      1,573        1,063           70           --      5,399
Occupancy...........     3,628         --        1,944           84          666      6,322
Other...............     3,128     (1,072)       1,528           74          983      4,641
                     ---------  ----------  ------------  ------------  --------  ---------
 Total..............   $20,334    $10,331       $9,889         $730       $3,175    $44,459
                     =========  ==========  ============  ============  ========  =========

   For the nine months ended September 30, 1996:

                       COLDWELL    CENTURY 21
                        BANKER        NORS       TRAVELODGE    ERA     TOTAL
                     ----------  ------------  ------------  ------  --------
Payroll and
 related............    $5,462       $2,425         $25        $222   $ 8,134
Professional........     1,055          705           4          --     1,764
Occupancy...........        --          604           4         102       710
Other...............      (604)       1,069           4         157       626
                     ----------  ------------  ------------  ------  --------
 Total..............    $5,913       $4,803         $37        $481   $11,234
                     ==========  ============  ============  ======  ========

                                  SECTION B

                      HFS INCORPORATED AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND
                    STATEMENTS OF OPERATIONS--(CONTINUED)

L. ESTIMATED SELLING GENERAL AND ADMINISTRATIVE COST SAVINGS:  (Continued)

   The impact on pro forma net income and net income per share of the estimated SG&A cost savings are as follows:

                                                              FOR THE NINE-MONTH
                                        FOR THE YEAR ENDED          ENDED
                                           DECEMBER 31,         SEPTEMBER 30,
                                       ------------------  ----------------------
                                               1995            1995        1996
                                       ------------------  ----------  ----------
Income before taxes, as reported  ....       $264,278        $178,205    $278,348
SG&A adjustments .....................         56,719          44,459      11,234
Income before taxes, as adjusted  ....        320,997         222,664     289,582
Income taxes .........................        132,486          91,899     119,518
                                       ------------------  ----------  ----------
Net income, as adjusted ..............       $188,511        $130,765    $170,064
                                       ==================  ==========  ==========
Net Income Per Share (primary):
 As adjusted..........................       $   1.36        $    .97    $   1.18
                                       ==================  ==========  ==========
 As reported..........................       $   1.13        $    .78    $   1.14
                                       ==================  ==========  ==========
Net income per share (fully diluted):
 As adjusted .........................       $   1.35        $    .95    $   1.18
                                       ==================  ==========  ==========
 As reported .........................       $   1.11        $    .77    $   1.13
                                       ==================  ==========  ==========

M. ACCRUED ACQUISITION LIABILITIES:

   The Company has recorded liabilities for charges to be incurred in connection with the restructuring of acquired Century 21, Century 21 NORS, ERA and Coldwell Banker operations. These acquisitions were consummated in 1995 and 1996 and resulted in the consolidation of facilities, involuntary termination and relocation of employees, and elimination of duplicative operating and overhead activities. The following table provides details of these charges by type. At September 30, 1996 the Company was substantially complete with its restructuring Plan.

                                       CENTURY 21               COLDWELL
                         CENTURY 21       NORS         ERA       BANKER
                       ------------  ------------  ---------  ----------
Personnel related  ...    $12,647        $1,720      $ 8,000     $4,237
Facility related  ....     16,511         2,293        1,558      5,491
Other costs ..........        990           711          501        211
                       ------------  ------------  ---------  ----------
Total.................    $30,148        $4,724      $10,059     $9,939
                       ============  ============  =========  ==========
Terminated employees          325

   Personnel related charges include termination benefits such as severance, wage continuation, medical and other benefits. Facility related costs include contract and lease terminations, temporary storage and relocation costs associated with assets to be disposed of, and other charges incurred in the consolidation of excess office space. Through September 30, 1996 approximately $25.6 million, $2.5 million, $4.6 million and $2.9 million were paid by Century 21, Century 21 NORS, ERA and Coldwell Banker, respectively and charged against the restructuring liability.

N. TRUST CONTRIBUTION

   Included in HFS historical SG&A for the nine months ended September 30, 1996, is a $5 million charge associated with the Company's contribution of the Owned Brokerage Business to the Trust. The charge represents the fair value of the Owned Brokerage Business based upon a valuation which considered earnings, cash flow, assets and business prospects of the contributed business.